                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                _______________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)    December 16, 1998
                                                    -----------------

                          Susquehanna Bancshares, Inc.
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             (Exact name of registrant as specified in its charter)


       Pennsylvania                  0-10674            23-2201716
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(State or Other Jurisdiction      (Commission          (IRS Employer
       of Incorporation)          File Number)       Identification No.)


26 North Cedar Street, Lititz, Pennsylvania                17543
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(Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code  (717) 626-4721
                                                    --------------

                                 Not Applicable
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             (Former Name or Address, if Changed Since Last Report)

Item 5.  Other Events.

On December 16, 1998, Susquehanna Bancshares, Inc., a Pennsylvania business corporation registered as a bank holding company under the Bank Holding Company Act of 1956, as amended ("Susquehanna"), consummated the transactions contemplated in the Agreement and Plan of Affiliation dated April 13, 1998 (the "Affiliation Agreement") between and among Susquehanna, Susquehanna Bancshares West, Inc., a Pennsylvania business corporation and a wholly-owned subsidiary of Susquehanna ("Susquehanna West"), Cardinal Bancorp, Inc., a Pennsylvania business corporation registered as a bank holding company under the Bank Holding Company Act of 1956, as amended ("Cardinal"), and the First American National Bank of Pennsylvania, a national banking association and a wholly-owned subsidiary of Cardinal ("FANBP"). A copy of the Affiliation Agreement was attached to Susquehanna's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on July 2, 1998, and amended on August 5, 1998, August 6, 1998 and December 15, 1998. A copy of the Press Release announcing the consummation of the transaction contemplated in the Affiliation Agreement is filed as an exhibit to this Current Report on Form 8-K.

The following is a summary of the transaction consummated pursuant to the Affiliation Agreement. This summary is qualified in its entirety by reference to the full text of the Affiliation Agreement, which is incorporated herein by reference.

General
-------

Pursuant to the Affiliation Agreement, Susquehanna West merged with and into Cardinal (the "Merger"), with Cardinal as the surviving entity (sometimes referred to as the "Surviving Corporation"), as a result of which Cardinal became a direct wholly-owned subsidiary of Susquehanna, and FANBP became a second-tier subsidiary of Susquehanna. The name of the Surviving Corporation is "Susquehanna Bancshares West, Inc."

At 11:59 p.m. on December 16, 1998 (the "Effective Time"): (i) the articles of incorporation and bylaws of Susquehanna West in effect immediately prior to the Effective Time became the articles of incorporation and bylaws of the Surviving Corporation, and (ii) the directors and officers of Susquehanna West immediately prior to the Effective Time became the directors and officers of the Surviving Corporation. At and immediately following the Effective Time, the directors of FANBP consisted of the persons who were the directors of FANBP immediately prior to the Effective Time. Susquehanna may recommend for appointment to the FANBP board up to two other persons (who are reasonably acceptable to the FANBP board) to be elected to the FANBP board, to hold office until the next annual meeting of FANBP. Additionally, Clyde R. Morris (who was Chairman of the Cardinal board immediately prior to consummation of the Merger) shall become a member of Susquehanna's board of directors effective as of December 16, 1998. In accordance with the Affiliation Agreement and resolutions adopted on April 15, 1998 by Susquehanna's board, Susquehanna has also agreed that upon expiration of Mr. Morris's term, Susquehanna's board will nominate and recommend to Susquehanna's shareholders, at the subsequent annual meeting of shareholders, the election to Susquehanna's board of directors of a member of FANBP's board of directors who meets the eligibility requirements for directors of Susquehanna (such person to be proposed by the FANBP board and agreed to by Susquehanna, which agreement shall not be unreasonably withheld).

Exchange Ratio; Exchange
------------------------

As consideration for all of the outstanding capital stock of Cardinal, Susquehanna exchanged the outstanding Cardinal common stock, par value $.50 per share (the "Cardinal Common Stock"), for common stock of Susquehanna, par value $2.00 per share (the "Susquehanna Common Stock"), at the exchange rate (the "Exchange Ratio") provided in the Affiliation Agreement.

At the Effective Time of the Merger, all of the 990,000 shares of Cardinal Common Stock which were issued and outstanding were converted into the right to receive a total of 2,027,520 shares of Susquehanna Common Stock at an Exchange Ratio of 2.048 shares of Susquehanna Common Stock for each share of Cardinal.
An additional 192,512 shares of Susquehanna Common Stock were registered and reserved to fund the Cardinal Options (discussed below). The Exchange Ratio was based on the average price per share of Susquehanna Common Stock before closing of $21.25. The average price per share of Susquehanna Common Stock before closing was determined by adding the price at which Susquehanna Common Stock was reported to have closed by the Nasdaq Stock Market over the period of 10 business days ending on the second business day preceding the date set for the Closing, and dividing such total by 10.

Note that if the average price per share of Susquehanna Common Stock before closing had been greater than $26.67 per share, Cardinal could have terminated the Affiliation Agreement upon written notice within one business day of such determination. While the Affiliation Agreement gave Susquehanna the right to terminate the Affiliation Agreement if the average price per share of Susquehanna Common Stock before closing was less then $22.67 per share, Susquehanna chose not to exercise such right. The Affiliation Agreement also provided that if the Merger was not consummated by December 31, 1998, then either party could have terminated the Affiliation Agreement. Because the Merger was consummated on December 16, 1998, this provision was not applicable.

The shares of common stock of Susquehanna West and FANBP issued and outstanding immediately prior to the Effective Time remain outstanding and unchanged after the Merger, and now constitute all of the issued and outstanding shares of the capital stock of the Surviving Corporation and FANBP, respectively. Presently, the Surviving Corporation owns all of the capital stock of FANBP and Susquehanna owns all of the shares of the Surviving Corporation.

Within five business days after the Effective Time, Susquehanna shall cause to be sent to each person who immediately prior to the Effective Time was a holder of record of Cardinal Common Stock, transmittal materials and instructions for surrendering certificates for Cardinal Common Stock in exchange for the number of whole shares of Susquehanna Common Stock to which such person is entitled pursuant to the Exchange Ratio.

No certificates for fractional shares of Susquehanna Common Stock will be issued; rather, Susquehanna will furnish to any holder of Cardinal Common Stock entitled to a fractional share a check for an amount of cash equal to the fraction of a share of Susquehanna Common Stock represented by the certificates so surrendered in accordance with the Exchange Ratio.

Cardinal Options
----------------

At the Effective Time, all options outstanding and disclosed to Susquehanna in accordance with the terms of the Affiliation Agreement (collectively, the "Cardinal Options") remained outstanding and shall continue to do so for the remainder of their terms and in accordance with the terms of the respective Cardinal Options. At the Cardinal Effective Time, the Cardinal Options were, by virtue of the Merger and without any action on the part of Cardinal or the holder of any of the Cardinal Options, whether the same were vested or exercisable, assumed by Susquehanna and now constitute an option to acquire, on the same terms and conditions as were applicable under such assumed Cardinal Options, a number of shares of Susquehanna Common Stock equal to the product of the Exchange Ratio and the number of shares of Cardinal Common Stock subject to such Cardinal Options. The option exercise price per share of Susquehanna Common Stock shall be equal to the option exercise price per share of Cardinal Common Stock divided by the Exchange Ratio (the option price per share, as so determined, being rounded upward to the nearest full cent).

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

Item 7.  Financial Statements and Exhibits.

          (c)  Exhibits.  Reference is made to the Exhibit Index annexed hereto
               --------
          and made a part hereof.


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SUSQUEHANNA BANCSHARES, INC.



Date:  December 22, 1998          By:  /s/ Robert S. Bolinger
                                       -----------------------------
                                       Robert S. Bolinger
                                       President and Chief Executive
                                       Officer

                                 EXHIBIT INDEX
                                 -------------

Exhibit
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
99         Press Release of the Registrant, Dated December 17, 1998, Regarding
           Consummation of the Merger

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